Incorporated under the laws of the
State of Delaware



NUMBER
Specimen

SEE LEGENDS ON REVERSE
SHARES
Specimen

Heartland Financial USA, Inc.

Authorized and Designated 3,000 Shares, $1.00 Par Value
7% Senior Non-Cumulative Perpetual Preferred Stock, Series D

This Certifies that ---SPECIMEN--- *is the*

registered holder of **---------SPECIMEN--------- ....(shares)** *Shares*

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed*

this ________ *day* *of* ________ *A.D.* ________

Secretary

Chairman & Chief Executive Officer

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER FEDERAL OR STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY OTHER APPLICABLE FEDERAL SECURITIES LAWS COVERING SUCH SECURITIES OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

For Value Received, ______ *hereby sell, assign and transfer unto* ____

____ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*

____ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated ____________________

In presence of

____________________ ____________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.